Exhibit 99.1

Description of Slides Regarding the Company's Presentation at the Undiscovered Stocks Conference on October 17, 2002.

Slide 01 - Title Slide

Large RCN Corporation logo. Title: RCN Corporation, Opportunity in the Residential Market, Jeff White, Vice Chairman and CFO, October 17, 2002

Slide 02

Forward Looking Statement Disclaimer noted above

Slide 03 - Overview

-UNIQUE COMPANY WITH BUNDLED SERVICES
-Improving Metrics: Operational and Financial
-Capital Structure

Slide 04- What Makes RCN Different

-Delivering Bundled Voice, Video and Data
-Network Removes Bottleneck- Is the Coveted "Last Mile"
-Network Terminates in the Homes- Where Residential Customers Buy Phone, Cable and Internet Services
-Excess Capacity and Infrastructure Can Support Other Services

Slide 05 - RCN Segments

Core Residential:                               Other:
-Pure Build                                     -Dial-up Business
-Acquisition- Chicago                           -Reciprocal Compensation
-Incumbent/Rebuild                              -Commercial/Wholesale
         -less strategic                               -exit retail
29% GROWTH YEAR OVER YEAR                              -grow wholesale
80% of revenue                                  20% of revenue

Slide 06 - RCN Fundamentals

-Multiple Services Over One New Broadband Network
-Build-out in Densely Populated Areas
-Maximize Revenue Per Mile of Plant

Slide 07-Distribution- Network Overview

Drawing of Headend/Switch/Internet along with SONET architecture, hubsite, nodes to customer homes

-100-150 homes per fiber node

-minimum 12 fibers per node
-860 Mhz/2-way plant
-optical node +1 amplifier max
-twisted pair power passing taps
-stand-by power

Slide 08 - Built in High Density Markets
-Significant fixed cost structure already constructed

United States Map showing RCN's presence
RCN East: Boston, New York, Philadelphia, Washington DC markets
RCN West: San Francisco, Los Angeles markets
Chicago

-7 of top 10 US Markets
-6% of US geography

Slide 09 - Opportunity to Leverage Infrastructure
Drawing showing RCN pipeline with significant excess capacity

Circle drawing of present services and future potential services:
Cable TV, Phone, High-Speed Internet, Video on Demand, Home Networking, Excess Capacity Sales, Advertising Revenue, Home Security, Mega Modem, Expanded Maintenance, Energy Monitoring

Slide 10 - Overview

-Unique Company with Bundled Services
-IMPROVING METRICS: OPERATIONAL AND FINANCIAL
-Capital Structure

Slide 11 - Continued Operational Improvements:

                  4Q00       1Q01       2Q01       3Q01       4Q01        1Q02       2Q02
                  -----      -----      -----      -----      -----       -----      -----
Revenue           $ 114      $ 125      $ 131      $ 137      $ 143       $ 145      $ 149
Gross Profit      $  57      $  65      $  72      $  78      $  84       $  90      $  92
Gross Profit %       51%        52%        55%        57%        59%*        62%        62%
SG&A              $ 170      $ 155      $ 136      $ 122      $ 125       $ 112      $ 110
SG&A %              149%       124%       104%        89%        88%         77%        74%
EBITDA            ($113)     ($ 90)     ($ 64)     ($ 44)     ($ 35)      ($ 22)     ($ 18)
EBITDA & Capex    ($572)     ($315)     ($221)     ($159)     ($152)      ($ 82)     ($ 59)

*Normalized Gross Profit excludes one-time credits received in 4Q01 Gross profit with one-time credits is 63% or $90 million.

Slide 12 - Residential Revenue Increases:

29% Year over Year- Graph showing:
         2Q01: Residential Revenue $92 million, 70%, Other $39 million 2Q02: Residential Revenue $119 million, 80%, Other $30 million
Other includes Commercial, Dial-up and reciprocal compensation

Slide 13 - Revenue Generating Connections

                                                       Year/Year    Year/Year
                                    2Q01      2Q02      Growth        Change
                                    -----     -----      -----        -----
Marketable Homes                    1,403     1,510        107            8%

Connections
         Voice-Local                  187       246         59           32%
         Voice-Long Distance          N/A        93        N/A          N/A
         Video                        461       507         46           10%
         Data                          90       150         60           67%
                                    -----     -----      -----        -----

         NETWORK CONNECTIONS          738       996*       165**         22%**

         Resale Voice                  43        19        (24)         (55%)
         Dial-Up                      406       310        (96)         (24%)
                                    -----     -----      -----        -----
         Total Connections          1,187     1,327*        46**          4%**

Penetration
         Voice-local                13%    16%
         Voice-Long Distance        N/A    13%
         Video                      33%    33%
         Data                        6%    10%
TOTAL PENETRATION                   52%    59%

*-Includes LD connections for customers in markets where CBS is implemented **-Excludes long distance connections for like-with-like comparison with previous quarters.

Slide 14 - Same Homes Sales- 423,000 Homes (1)

Penetration                         Then (1/1/00)              Now (5/31/02)
-----------                         -------------              -------------
Voice                                    9%                         23%
Video                                   22%                         29%
Data                                     2%                         11%
Customer                                23%                         32%
Connections per customer*              1.4                           2

(1) Boston, NYC, Washington DC
* Excludes long distance connections

Slide 15- RCN Markets*: Connections and Customers
Graph showing Network Connections and Customers (in thousands)

                              1997     1998     1999     2000     2001     2Q02
                              ----     ----     ----     ----     ----     ----
Network Connections           138      190      263      493      698      768
Customers                     135      156      187      367      449      478
Connections per customer      1.02     1.22     1.41     1.34     1.55     1.61

* excludes long distance connections and Central New Jersey

Slide 16 - The Power of the Bundle

Customer Penetration               Cable       Phone          RCN         RCN
                                  Industry    Industry      Overall     ResiLink
                                   ----         ----         ----         ----
Basic Customers                      60%          95%          37%           8%
Cable                               100%         <1%           90%          93%
Local Phone (incl 2nd line)           3%         120%          44%         101%
Long Distance                       <1%            8%          29%          65%
High Speed Data                      13%           4%          27%          74%
Avg Services per Customer           1.2          1.3          1.9          3.3
Avg Services per Customer           1.2          1.2          1.6          2.7
Average Revenue per Cust           $ 54         $ 43         $ 71         $131

-Basic customer penetration is based on homes passed
-Cable Industry non-cable penetration is based on basic cable subscribers -telephone industry non-phone penetration is based on primary residential access lines (103M)
-telephone industry long distance is actual RBOC penetration
-RCN non-cable penetration is based on total residential customers (560K) excluding dial-up

Data source: Yankee Group, Bank of America Securities Industry 1Q02 report, and 2Q02 Company information

Slide 17- 2Q02 Customer/Bundling Metrics

                         Marketable     Customer    ResiLink Cust    Services   Average Revenue
Markets                     Homes      Penetration  as % of total  per Customer  per Customer
-----------------------------------------------------------------------------------------------
Philadelphia                81,665          17%          79%           3.18          $111
San Francisco               82,288          14%          73%           3.09          $113
Boston                     272,755          27%          64%           2.93          $111
Los Angeles                 23,872           6%          62%           2.66          $ 96
Queens/Bklyn               104,438          13%          48%           2.93          $ 93
Starpower                  172,424          27%          16%           2.04          $ 78
Lehigh Valley**            175,708          57%          15%           1.74          $ 62
Manhattan                  190,342          38%          14%           1.81          $ 67
Carmel**                    36,545          85%          11%           1.33          $ 63
Chicago                    258,893          43%           8%           1.61          $ 50
                         ----------------------------------------------------------------------
SUBTOTAL                 1,398,930          34%          25%           2.00          $ 73
CNJ**                      111,388          74%           0%           1.15          $ 55
                         ----------------------------------------------------------------------
TOTALS                   1,510,318          37%          21%           1.87          $ 71

Slide 18- Customer Penetration by Market* - June 2002
Graph showing Customer penetrations for the following markets: Lehigh Valley:
57%, Chicago: 43%, Manhattan: 38%, Boston: 27%, Starpower: 27%, Philadelphia:
17%, San Francisco: 14%, Queens/Brooklyn: 13%, Los Angeles: 6%

Vertical line depicts the current aggregate competitive markets penetration at 33%
- Competitive markets only- excludes incumbent markets (Central NJ: 74% customer penetration, and Carmel, NY: 85% customer penetration)

Slide 19 - Market Opportunities and Challenges

Scattergraph showing the average revenue per customer as the vertical axis and customer penetration as the horizontal axis (same data as detailed in chart on slide 17) for all RCN markets. "Opportunity" area is the upper right quadrant which corresponds to higher customer penetrations (>$60) and average revenue per customer (>55%)

San Francisco, Los Angeles, Queens, Philadelphia, Boston, Starpower, Manhattan markets- in upper left quadrant (avg rev per customer >$60, customer penetration
<55%)

Chicago market- in lower left quadrant- (avg rev per customer <$60, customer penetration <55%)

CNJ market- in lower right quadrant- (avg rev per customer <$60, customer penetration >55%)

Lehigh Valley, Carmel NY markets- in upper right quadrant (avg rev per customer >$60, customer penetration >55%)

Slide 20 - Improving Operational Metrics*

                                  2Q01             2Q02
                                 -------          -------
Cost per connection
         Voice                   $  9.06          $  8.70
         Video                   $  1.40          $  1.58
         Data (modem)            $ 12.61          $  8.45
Cost per call
         Voice                   $ 10.51          $ 10.76
         Video                   $  5.91          $  4.96
         Data (modem)            $ 16.85          $ 12.97
Calls per connection
         Voice                   $  0.86          $  0.81
         Video                   $  0.24          $  0.32
         Data (modem)            $  0.75          $  0.65
Tech ops--
Cost per connection**            $  5.89          $  5.27

Sales acquisition costs          $   229          $   157

*Excludes long distance connections
** Includes Dispatch, Install, Repair, Maintenance, Warehouse, Order Processing and Trouble Resolution Group


Slide 21- Customer Service Ranking

Quote from Claes Fornell, Chairman & CEO of the CFI Group: "RCN's ultimate economic asset is the customer relationship. RCN has significantly higher scores than any other cable company of note and is on par with the satellite providers."
Graph showing the following 2Q02 Customer Satisfaction Index Scores:
Satellite industry average:70, Verizon:69, SBC and its Ameritech subsidiary:67, Cable Industry: 61, RCN overall: 70.1, RCN excluding incumbent system: 71.3
Source: American Customer Satisfaction Index (ACSI)- as shown in Wall Street Journal, May 2002
- SBC and its Ameritech subsidiary's score is for local telephone service only
- Verizon score weighted based on 70% local phone service, 30% long distance customer mix

Slide 22- Incremental Revenue Sensitivity (in thousands)

                                                  Total            CNJ           Pro Forma
                                                  6/30/02                        6/30/02
Marketable Homes                                   1,510           110           1,400           1,400          1400          1400
Customer penetration                                  37%           74%             34%             34%           37%           50%
Customers                                            560            82             478             478           518           700
Connections
Per customer                                         1.6           1.2             1.7             3.0           2.75          2.0

         Incremental Revenue Sensitivity:                                                        $336M           $330M         $317M

-        Assumes $45 per month per connection
-        Excludes long distance connections


Slide 23 - Overview

-Unique Company with Bundled Services
-Improving Metrics: Operational and Financial
-CAPITAL STRUCTURE

Slide 24 - Balance Sheet Improvements Since June 2001
-Reduced face value of debt by over $1 billion
        -used stock and cash at average price of $0.40 per $1.00
        -reduced recurring interest by over $100 million on an annual basis

Concurrently:
         -Added approximately 165,000 network connections
         -Turned Boston & Washington DC EBITDA positive
         -Negotiated Bank Amendment to provide flexibility

Slide 25  - Capitalization Summary ($ in millions) at 6/30/02
Senior Notes: $393, Discount notes: $748, Total Unsecured Debt: $1,141 Bank Debt: $563, Total Bank and Senior Notes: $1,704, Cash $461

Slide 26 - Liquidity Forecast
-Cash
-$461 million *
-Financial Targets: -EBITDA positive for first half of 2003,
          -Unlevered operating cash flow positive first half of 2004 -Cash interest expense: 2002: $97m, 2003: $150m, 2004: $165m

-Bulk of Debt Amortization: Bank Debt - 2006, Senior Notes - 2007-2010

-Potential Liquid Assets
         -Central New Jersey -(8/27/02 -announcement of sale for $245 million) -MegaCable (49% interest in 2nd largest MSO in Mexico)
         -Other Incumbent Markets

* June 30, 2002

Slide 27 - Summary Why Invest in RCN?

-Delivering Bundled Voice, Video and Data
     -demonstrated success and industry leader
-Continued Improvement in Key Operating Metrics
-Progress Strengthening Balance Sheet
-Opportunity in Current Equity Valuation

Slide 28 - Questions and Answers
Contact:

         -Kevin Kuryla- Director of Investor Relations
                  -email: kevin.kuryla@rcn.net
                  -direct: (609) 720-5863
                  -fax: (609) 720-5867